EX99-906CERT


                                  CERTIFICATION


      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Van Eck Funds (comprising of CM Commodity Index Fund, Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund, Long/Short Equity Fund, Multi-Manager Alternatives Fund and Unconstrained Emerging Markets Bond Fund) do hereby certify, to such officer's knowledge, that:

     The semi-annual report on Form N-CSR of Van Eck Funds for the period ending June 30, 2014 (the "Form N-CSR")fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Van Eck Funds.


Dated: September 5, 2014                /s/ Jan F. van Eck
                                        ----------------------------------------
                                        Jan F. van Eck
                                        Chief Executive Officer
                                        Van Eck Funds


Dated: September 5, 2014                /s/ John J. Crimmins
                                        ----------------------------------------
                                        John J. Crimmins
                                        Treasurer & Chief Financial Officer
                                        Van Eck Funds



     This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.